Exhibit 99.1 On Target to Outsmart Cancer October 22, 2023 © 2023 Revolution Medicines

2 Legal Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, availability of funding, ability to manage existing collaborations and establish new strategic collaborations, licensing or other arrangements, the scope, progress, results and costs of developing our product candidates or any other future product candidates, conducting clinical trials, the potential market size and size of the potential patient populations for our product candidates, the timing and likelihood of success of obtaining product approvals, plans and objectives of management for future operations, the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates, future results of anticipated products the impact of global events and other macroeconomic conditions on our business, the expected timing of closing of the proposed transaction with EQRx, Inc. (EQRx) and the expected benefits of the proposed transaction are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The information included in these materials is provided as of October 22, 2023 unless specified elsewhere herein, and is qualified as such. Except as required by applicable law, we undertake no obligation to update any forward-looking statements or other information contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those anticipated in these forward-looking statements, as well as risks relating to the business of Revolution Medicines in general, see Revolution Medicines’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2023, and its future periodic reports to be filed with the Securities and Exchange Commission. This presentation concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These product candidates are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are is being investigated. All copyrights and trademarks used herein are the property of their respective owners.

3 Mission: to revolutionize treatment for patients with RAS-addicted cancers through the discovery, development and delivery of innovative, targeted medicines. • Pioneering class of drug candidates designed to serve RAS-addicted cancer patients by targeting oncogenic RAS(ON) drivers of common, life-threatening cancers MULTI • Unprecedented RAS inhibitor (RMC-6236) and G12C RAS -selective inhibitor (RMC-6291) show highly differentiated and promising initial clinical profiles • Innovative single agent and combination development strategies aim to deliver durable clinical benefit broadly to patients with RAS-addicted cancers

4 Excessive RAS(ON) Signaling Drives 30% of Human Cancers, Targeted by Our RAS(ON) Inhibitors RAS-Mutant Cancers = RAS(OFF) (1) Normal New patients per year (U.S.) RAS Cancer Mutations = RAS(ON) >200,000 including Cell 60,000 Membrane Lung cancer (29% of NSCLC) Excessive Tightly regulated RAS(ON) signaling drives RAS(ON) proteins 75,000 uncontrolled cell growth control cell growth Colorectal cancer (49% of CRC) Oncogenic mutations in 53,000 KRAS, NRAS or HRAS Pancreatic cancer are common at positions (92% of PDAC) G12, G13 and Q61 (1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); NSCLC = non-small cell lung cancer; CRC = colorectal cancer; PDAC = pancreatic ductal adenocarcinoma

5 Pioneering Tri-complex RAS(ON) Inhibitors Designed to Deliver Robust and Durable Anti-Tumor Activity • Direct inhibition of RAS(ON) Oncogenic RAS(ON) Inhibited RAS(ON) cancer drivers RAS(ON) Inhibitor • Deep and durable suppression of GTP RAS cancer signaling designed to defy common drug resistance mechanisms • Clinical validation of first two RAS(ON) Inhibitors studied as single agents Cell Cyclophilin A Membrane

6

Development-Stage RAS(ON) Inhibitor Portfolio Designed to Treat Nearly All Patients with RAS-Addicted Cancers

MULTI		RAS Selectivity
RMC-6236	clinical	multiple mutations (initial focus on G12X) and WT
Mutant-Selective		
RMC-6291	clinical	G12C
RMC-9805	clinical	G12D
RMC-5127	IND-enabling	G12V
RMC-0708	IND-enabling	Q61H
RMC-8839	IND-enabling	G13C

>200,000 new patients per year (U.S.)[(1)]


G12C
G12D
G12V
G12 other
G12X
G13X
Q61X

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(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail).

7 Complementary RAS(ON) Inhibitors Designed for Monotherapy and Combination Strategies Against RAS-Addicted Cancers MULTI RAS RAS Mutant-Selective • Monotherapy with broad • Alternative monotherapy potential for RAS-addicted approaches cancers MULTI • Complementary to RAS • Backbone of RAS(ON) Inhibitor Inhibitor in RAS(ON) Inhibitor doublets with mutant-selective doublets RAS(ON) Inhibitors • Differentiated targeted agent • Targeted agent for SOC profiles for SOC combinations, combinations, including including immunotherapies immunotherapies SOC = standard of care

8 MULTI RMC-6236: First-in-Class, RAS (ON) Inhibitor with Broad Potential Against RAS-Addicted Cancers • Highly selective for RAS(ON) proteins with broad and deep anti-tumor activity in preclinical models • Orally bioavailable and generally well-tolerated in patients at active doses 166,000 • Unprecedented clinical profile with anti-tumor G12X New KRAS patients (1) activity observed across diverse RAS cancer per year (U.S.) mutations; multiple potential monotherapy registrational paths • Profound combinatorial activity with mutant- selective RAS(ON) Inhibitors in preclinical models; potential for targeted RAS(ON) Inhibitor doublets in patients (1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); NSCLC = non-small cell lung cancer; CRC = colorectal cancer; PDAC = pancreatic ductal adenocarcinoma

9 RMC-6236: Dose-Dependent Anti-Tumor Activity at Low Doses in RAS-Addicted NSCLC Model End of Study Responses Control RMC-6236 1 mg/kg 3000 RMC-6236 10 mg/kg 500 Control RMC-6236 25 mg/kg RMC-6236 1 mg/kg 400 RMC-6236 10 mg/kg RMC-6236 25 mg/kg 2000 300 200 1000 Dosing 100 start 8/10 R 10/10 CR 0 0 20 30 40 50 -100 Days on Study RVMD preclinical research NSCLC = non-small cell lung cancer G12V/WT NCI-H441 CDX (NSCLC, KRAS ); All doses given orally, once daily R = number of regressions >10% from initial; CR = number of regressions ≥80% from initial Each animal represented as a separate bar in waterfall plot 3 Mean Tumor Volume (mm ) % Change in Tumor Volume

10 RMC-6236: Highly Active with Durable Responses Across Models G12X of Major Human Cancers with RAS Drivers NSCLC PDAC CRC PFS 53% ORR (8/15) 61% ORR (11/18) 44% ORR (8/18) RMC-6236 – Median not reached 100% DCR (15/15) 89% DCR (16/18) 56% DCR (10/18) Control – Median 9 days 300 300 300 100 200 200 200 75 mPD 100 100 100 50 mSD 25 0 0 0 mPR 0 mCR -100 -100 -100 0 20 40 60 80 100 Days on Treatment RMC-6236 (n=191, 51 models) Control (n=215, 51 models) RVMD preclinical research as of 06/01/22 NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer RMC-6236 dosed at 25 mg/kg po qd; n=1-10/group Progression defined as tumor doubling from baseline; Responses assigned according to mRECIST: mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response; ORR = objective response rate; DCR = disease control rate; PFS = progression-free survival Mean Tumor Volume % Change From Baseline LUN352 NCI-H2122 CTG-1903 LUN232 CTG-0743 CTG-1955 CTG-2393 CTG-1612 NCI-H2030 CTG-2803 NCI-H441 CTG-1358 NCI-H358 LUN020 LUN137 KP-4 PAN022 PAN026 PAN1001 PAN038 PAN020 PAN003 PAN010 PAN014 PAN039 Capan-2 PAN001 PAN045 PAN031 PAN028 HPAC PAN043 PAN009 CRC007 CRC043 CRC078 CRC022 CRC060 CRC1018 CRC050 CRC047 CRC044 CRC058 GP2D CRC051 CRC039 CRC012 SW620 CRC1009 SW403 CRC1005 % Tumors Progression-Free

11

RMC-6236-001 Phase 1 Study Design

Key Eligibility Criteria

- Advanced solid tumors with $KRAS^{G12X}$ mutations[1] (currently excluding $KRAS^{G12C}$)
- Received prior standard therapy appropriate for tumor type and stage
- ECOG PS 0–1
- No active brain metastases

Key Endpoints

- Safety and tolerability
- Pharmacokinetics
- Anti-tumor activity

Dose Escalation

RMC-6236 administered orally QD

- 500 mg
- 400 mg
- 300 mg
- 220 mg[2]
- 160 mg
- 120 mg
- 80 mg
- 40 mg
- 20 mg
- 10 mg

120 mg – 80 mg: Lowest dose/exposure range projected to drive tumor regressions in humans based on preclinical models

→ **Dose Expansion / Optimization**

Additional patients with PDAC or NSCLC were enrolled at dose levels that cleared DLT evaluation

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(1) $KRAS^{G12X}$ defined as mutation at codon 12 which encodes glycine (G) to X where X = A, D, R, S, or V.
(2) 220 mg cleared DLT evaluation and a dose of 200 mg was selected for further expansion/optimization.
DLT, dose-limiting toxicity; ECOG PS, Eastern Cooperative Oncology Group Performance Status; QD, once daily.

12 RMC-6236: Patient Demographics and Baseline Characteristics Total Tumor KRAS Genotypes, n (%) n=131 Age, median (range), years 64 (30–86) Male, n (%) 69 (53) Tumor type, n (%) G12V PDAC 69 (53) 37 (28) G12D NSCLC 47 (36) 67 (51) CRC 10 (7) Other* 5 (4) G12R 14 (11) ECOG PS, n (%) 0 40 (31) 1 91 (69) Number of prior anti-cancer therapies, median (range) 2 (1–7) G12A G12S 8 (6) 5 (4) PDAC = pancreatic ductal adenocarcinoma; NSCLC = non-small cell lung cancer; CRC = colorectal cancer ECOG PS, Eastern Cooperative Oncology Group Performance Status Data Extracted 11 Sep 2023.

13

RMC-6236: Dose-Dependent Increases in Exposure


Mean Steady-State Blood PK Profiles
Steady-State Whole Blood Concentration (nM)
1000
100
10
0
4
8
12
16
20
24
Time (Hours)
400 mg
300 mg
200/220 mg
160 mg
120 mg
80 mg
40 mg
20 mg
10 mg


Individual Steady-State Blood AUC
Whole Blood Steady-State AUC (nM x h)
10000
1000
100
Exposure in mice at 25 mg/kg*
Exposure in mice at 10 mg/kg*
10 mg
20 mg
40 mg
80 mg
120 mg
160 mg
200/220 mg
300 mg
400 mg
Dose Level

- Dose-dependent increases in exposure with minimal accumulation were observed after repeat daily dosing
- Dose levels ≥80 mg achieved exposures that induced tumor regressions in human xenograft models with KRAS^{G12X} mutations in mice[(1)]
  - 10 mg/kg QD induces tumor regressions in sensitive models
  - 25 mg/kg QD induces tumor regressions in the majority of models

*Exposure corrected with cross-species protein binding and blood/plasma partitioning. Left: steady-state concentrations from Cycle 1 Day 15. Error bars represent standard deviation; right: steady-state AUC is Cycle 1 Day 15 AUC_{last}. Each circle represents an individual patient AUC. Horizontal bars represent mean AUC for each dose level (10 mg: n=2; 20 mg: n=4; 40 mg: n=7; 80 mg: n=8; 120 mg: n=12; 160 mg: n=12, 200 mg: n=13; 220 mg: n=4; 300 mg: n=9; 400 mg: n=2); AUC, area under the curve; PK, pharmacokinetics.

(1) Singh M, et al. Presentation at American Association for Cancer Research Annual Meeting, 8–13 April 2022, New Orleans, USA; abstract #3597.

Data Extracted 22 Sep 2023.

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14

RMC-6236: Summary of Treatment-Related Adverse Events

	Total (n=131)				
Maximum severity of TRAEs	**Grade 1**	**Grade 2**	**Grade 3**	**Grade 4**	**Any Grade**
TRAEs occurring in ≥10% of patients, n (%)					
Rash*	57 (44)	29 (22)	6 (5)	0	92 (70)
Nausea	41 (31)	14 (11)	0	0	55 (42)
Diarrhea	32 (24)	9 (7)	1 (1)	0	42 (32)
Vomiting	27 (21)	9 (7)	0	0	36 (28)
Stomatitis	10 (8)	9 (7)	2 (2)	0	21 (16)
Fatigue	12 (9)	4 (3)	0	0	16 (12)
Other select TRAEs, n (%)					
ALT elevation	6 (5)	1 (1)	1 (1)‡	0	8 (6)
AST elevation	6 (5)	0	1 (1)‡	0	7 (5)
Electrocardiogram QT prolonged	1 (1)	0	0	0	1 (1)
TRAEs leading to dose reduction†, n (%)	0	9 (7)	2 (2)	0	11 (8)
TRAEs leading to treatment discontinuation, n (%)	0	0	0	1 (1)	1 (1)

- Median duration of treatment at the time of data extraction was 2.27 months (range: 0.2–14)
- One Grade 4 TRAE occurred in a patient with PDAC treated at 80 mg who had a large intestine perforation at the site of an invasive tumor that reduced in size while on treatment (TRAE leading to treatment discontinuation)
- No fatal TRAEs were observed. Two patients discontinued study treatment due to death: one patient with PDAC (120 mg) died due to PD; one patient with NSCLC (200 mg) died due to unknown cause reported as unrelated to RMC-6236

‡ Post-data extraction, the Grade 3 ALT and AST elevations were associated with biliary obstruction and reported as unrelated to RMC-6236

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*Includes preferred terms of dermatitis acneiform, rash maculopapular, rash, rash pustular, dermatitis psoriasiform, erythema, rash erythematous; multiple types of rash may have occurred in the same patient; †The most common TRAE leading to dose reduction was rash (acneiform or maculopapular); there were no reductions at doses ≤80 mg. AE, adverse event; ALT, alanine transaminase; AST, aspartate transferase; PD, progressive disease; TRAEs, treatment-related adverse events.

Data Extracted 11 Sep 2023.

15 G12X KRAS NSCLC: Best Overall Response to RMC-6236 (a) Evaluable for Efficacy (n = 40) Tumor Response (per RECIST 1.1) Best overall response, n (%) Complete response 1 (3) Partial response 14 (35) Stable disease 19 (48) Progressive disease 5 (13) (b) Not evaluable 1 (3) ORR, n (%) 15 (38) Confirmed, n 12 DCR (CR+PR+SD), n (%) 34 (85) KRAS G12 Mutation Week of Most Recent scan *Unconfirmed PR per RECIST 1.1. (a) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. Data Extracted 12 Oct 2023. (b) One subject withdrew from study without post-baseline scans. Best % Change from Baseline in Target Lesion

16 G12X KRAS NSCLC: Duration of Treatment and Responses to RMC-6236 (a) Evaluable for Efficacy (n = 40) Median time to response: 1.4 months (range, 1.2–2.7 months) Median time on treatment: 3.1 months (range, 0.5–10.9 months) * Duration of Treatment (Weeks) (a) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. Data Extracted 12 Oct 2023. *Death due to PD (n=1), Death due to unrelated AE (n=1), Death due to unknown cause reported as unrelated to RMC-6236 (n=1). G12X Patients with KRAS Mutation

17

Case Report: Patient with KRAS^{G12V} NSCLC on RMC-6236

Demographics and Baseline Characteristics

- 83-year-old woman
- Former smoker (~60 pack years)
- Diagnosed with NSCLC in 2021

Treatment History

- Prior therapies:
  - Ipilimumab/nivolumab
  - Paclitaxel
  - Carboplatin/pemetrexed

RMC-6236 Treatment Course

- Started at 300 mg QD
- Clinical improvement in cough and dyspnea within one week of start of treatment
- Dose reduced to 200 mg due to Grade 2 fatigue
- Complete response achieved at Week 6 (confirmed); ongoing

Baseline | **On Treatment RMC-6236,**


49.8 mm

Target Lesion: Lung, Left Lower Lobe

Target Lesion	Baseline	On Treatment
1. Lung (left upper lobe)	11.6 mm	0 mm
2. Lung (left lower lobe)	49.8 mm	0 mm
Sum of Diameters	61.4 mm	0 mm (−100% ↓)
Overall Response (RECIST 1.1)	--	CR

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18 G12X KRAS PDAC: Best Overall Response to RMC-6236 (a) Evaluable for Efficacy (n = 46) Tumor Response (per RECIST 1.1) Best overall response, n (%) Partial response 9 (20) Stable disease 31 (67) Progressive disease 3 (7) (b) Not evaluable 3 (7) ORR, n (%) 9 (20) Confirmed, n 5 DCR (CR+PR+SD), n (%) 40 (87) KRAS G12 Mutation Week of Most Recent Scan *Unconfirmed PR per RECIST 1.1. (a) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. Data Extracted 12 Oct 2023. (b) Two patients died prior to first post-baseline scan; 1 patient had scan after 11 days of treatment and subsequently died due to PD. Best % Change from Baseline in Target Lesion

19 G12X KRAS PDAC: Duration of Treatment and Responses to RMC-6236 (a) Evaluable for Efficacy (n = 46) Median time to response: 1.4 months (range, 1.2–4.1 months) Median time on treatment: 3.3 months (range, 0.2–10.9 months) * Duration of Treatment (Weeks) (a) Patients who received first dose of RMC-6236 at least 8 weeks prior to data extract date. Data Extracted 12 Oct 2023. *Death due to PD (n = 9), Death due to unrelated AE (n = 2). G12X Patients with KRAS Mutation

20 KRAS Variant Allele Frequency in ctDNA Across Tumor Types and Correlation with Clinical Response NSCLC PDAC • Patients with NSCLC or PDAC were dosed at 80–300 mg • Overall, 23/50 patients (46%) were evaluable for change in mutant KRAS VAF (a) while on-treatment • In total, 8/10 (80%) patients with NSCLC and 12/13 (92%) patients with PDAC showed >50% reduction of the mutated KRAS allele G12X (a) KRAS VAF at Cycle 1 Day 1 (pre-treatment) to Cycle 2 Day 1 or Cycle 3 Day 1 (on-treatment) determined by Guardant Health ctDNA test; G12X KRAS defined as mutation at codon 12 which encodes glycine (G) to X where X= A, D, R, or V; * Data Extracted 12 Oct 2023. Two patients were non-evaluable for best overall response; Unconfirmed partial response per RECIST 1.1.

21 RMC-6291: Mutant-Selective, Covalent RAS(ON) Inhibitor with G12C Differentiated Clinical Profile for KRAS Cancers G12C • Highly selective for KRAS (ON) with potent CRC activity across a range of preclinical models 17% • Orally bioavailable and generally well-tolerated in PDAC patients at active doses 3% • Promising and differentiated initial clinical profile in Other 32,000 previously-treated NSCLC and treatment-naïve 7% G12C New KRAS patients CRC (1) per year (U.S.) • Profound combinatorial activity with RMC-6236 in preclinical models, potential for targeted RAS(ON) NSCLC doublets 73% • High potential for checkpoint inhibitor combination given low evidence of hepatotoxicity (1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); NSCLC = non-small cell lung cancer; CRC = colorectal cancer; PDAC = pancreatic ductal adenocarcinoma

22 RMC-6291 Drives Tumor Regressions at Low Doses in Preclinical G12C Models of KRAS NSCLC Control End of Study Responses RMC-6291 3 mg/kg 2500 300 RMC-6291 10 mg/kg RMC-6291 25 mg/kg 2000 RMC-6291 100 mg/kg 200 1500 100 4/8 R 1/8 R 1000 1/8 CR 6/8 CR 8/8 CR 8/8 CR Dosing start 0 500 -100 0 10 20 30 40 Days on Study RVMD preclinical research NSCLC = non-small cell lung cancer G12C/WT NCI-H358 CDX (NSCLC, KRAS ); all doses given orally, once daily R = number of regressions >10% from initial; CR = number of regressions ≥80% from initial Each animal represented as a separate bar in waterfall plot 3 Mean Tumor Volume (mm ) % Change in Tumor Volume

23 RMC-6291 Drives Tumor Regressions in Preclinical Models of G12C KRAS (OFF) Inhibitor Clinical Resistance Mechanisms (1) KRAS Amplification (2) KRAS and RTK Amplification 3000 Control 1500 Control Sotorasib Adagrasib RMC-6291 RMC-6291 2000 1000 Dosing start 1000 500 0 0 0 10 20 30 40 50 60 70 80 90 0 10 20 30 40 Days on Study Days on Study RVMD preclinical research NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma G12C/G12C amp (1) Sotorasib-Resistant MIA PaCa-2 CDX (PDAC, KRAS , KRAS ). RMC-6291 dosed at 100 mg/kg po qd; Sotorasib dosed at 100 mg/kg po qd G12C/WT amp amp (2) LUN055 PDX (NSCLC, KRAS , ERBB3 , KRAS ). RMC-6291 dosed at 200 mg/kg po qd; Adagrasib dosed at 100 mg/kg po qd 3 Mean Tumor Volume (mm ) 3 Mean Tumor Volume (mm )

24 RMC-6236 + RMC-6291 Doublet Overcomes Resistance and G12C Prolongs Durability in KRAS NSCLC Models 100 75 Control RMC-6291 50 RMC-6236 RMC-6291 + RMC-6236 25 0 0 20 40 60 80 100 Days on Treatment • RAS(ON) Inhibitor doublet evaluated across seven models, including five identified as resistant to RMC-6291 monotherapy RVMD preclinical research NSCLC = non-small cell lung cancer RMC-6236 dosed at 25 mg/kg po qd (n=52); RMC-6291 dosed at 100 or 200 mg/kg po qd (n=52); Combination (n=51). For each group, n = total number of animals from the seven models that comprise the dataset. Progression defined as tumor doubling from baseline. % Tumors Progression-Free

25 RMC-6291-001 Phase 1 Study Design Key Eligibility Criteria Dose Escalation RMC-6291 administered orally QD or BID • Advanced solid tumors G12C with KRAS mutations 400 mg BID • Received prior standard therapy including treatment 300 mg BID G12C with KRAS (OFF) 200 mg BID Dose Expansion / inhibitors Optimization 100 mg BID • ECOG PS 0–1 • No active brain metastases 200 mg QD 100 mg QD Key Endpoints Lowest dose projected to drive 50 mg QD tumor regressions in humans • Safety and tolerability based on preclinical models • Pharmacokinetics • Anti-tumor activity Additional patients with NSCLC or CRC were enrolled at dose levels that cleared DLT evaluation (backfill enrollment and dose optimization) DLT=dose-limiting toxicity; ECOG PS=Eastern Cooperative Oncology Group Performance Status; QD=once daily; BID=twice daily

26 RMC-6291: Patient Demographics and Baseline Characteristics NSCLC CRC Other All Histologies n=23 n=33 n=7 n=63 Age, median (range), years 65 (45–85) 54 (26–84) 66 (52–78) 64 (26–85) Male, n (%) 13 (57) 21 (64) 2 (29) 36 (57) ECOG PS, n (%) 0 8 (35) 13 (39) 3 (43) 24 (38) 1 15 (65) 20 (61) 4 (57) 39 (62) Smoking status, n (%) Current 5 (22) 2 (6) 0 7 (11) Past 18 (78) 12 (36) 1 (14) 31 (49) Never 0 19 (58) 6 (86) 25 (40) Number of prior therapies, median (range) 3 (1–7) 3 (1–7) 4 (2–6) 3 (1–7) G12C Prior KRAS inhibitor, n (%) Yes 13 (57) 8 (24) 4 (57) 25 (40) No 10 (44) 25 (76) 3 (43) 38 (60) G12C Time between prior KRAS inhibitor and RMC-6291 6 (2–86) 10 (3–31) 9 (8–128) 9 (2–128) first dose, median (range), weeks Prior checkpoint inhibitor within 12 weeks of RMC- 6291 first dose Yes 9 (39) 0 1 (14) 10 (16) No 14 (61) 32 (97) 6 (86) 52 (83) Data Extracted 05 October 2023. NSCLC = non-small cell lung cancer; CRC = colorectal cancer

27

RMC-6291: Dose-Dependent Increases in Exposure


1000
100
10
1
0.1
Steady-State Plasma Concentration (nM)
0
2
4
6
8
10
Time (Hours)
50 mg
100 mg
200 mg
300 mg
400 mg


10000
1000
100
10
Steady-State Plasma AUC (nM)
50 mg QD
100 mg QD
200 mg QD
100 mg BID
200 mg BID
300 mg BID
400 mg BID
Dose

- Exposure/target engagement relationship in preclinical studies predicts ≥ ~90% cross-linking of $KRAS^{G12C}$ in patients receiving 100 mg BID or higher

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*PK curves for 100 and 200 mg up to 10 hours post-dose represent combined QD and BID cohorts following the first dose on Cycle 1 Day 15; no accumulation observed following repeat dose of RMC-6291. AUC=area under the curve; PK=pharmacokinetics.

Data Extracted 06 September 2023.

28 RMC-6291: Summary of Treatment-Related Adverse Events Total (n=63) Maximum Severity of TRAEs Grade 3 Any Grade Grade 1 Grade 2 TRAEs occurring in ≥10% of patients, n (%) Diarrhea 1 (2) 18 (29) 10 (16) 7 (11) Nausea 0 17 (27) 14 (22) 3 (5) ECG QT prolonged 7 (11) 16 (25) 8 (13) 1 (2) – – – QTcF* ≥ 501 ms 1 (2) Fatigue 0 8 (13) 4 (6) 4 (6) Vomiting 0 8 (13) 6 (10) 2 (3) AST increased 0 7 (11) 7 (11) 0 TRAEs leading to dose reduction, n (%) 9 (14) 0 1 (2) 8 (13) 1 (2) TRAEs leading to treatment discontinuation, n (%) 1 (2) 0 0 • No treatment-related Grade 4 or 5 AEs or SAEs have been reported. • No patients had cardiac sequelae (e.g., torsade de pointes) associated with an ECG QT prolonged event *QTcF refers to QT interval corrected for heart rate by Fridericia's formula. AE, adverse event; AST, aspartate transferase; ECG, electrocardiogram; SAE, serious adverse event, TRAE, treatment-related adverse event. Data Extracted 05 October 2023.

29 G12C G12C KRAS NSCLC Previously Treated with or Naïve to a KRAS (OFF) Inhibitor: Best Overall Response to RMC-6291 Evaluable for Efficacy* (n=17) Tumor Response (per RECIST 1.1) Best overall Prior Naïve to response, G12Ci G12Ci n (%) (n=10) (n=7) † Partial response 5 (50) 3 (43) Stable disease 5 (50) 4 (57) Progressive disease 0 0 ORR, n (%) 5 (50) 3 (43) DCR (CR+PR+SD), 10 (100) 7 (100) n (%) † *All treated patients who received a first dose of RMC-6291 at least 8 weeks prior to data extract date; PR includes 5 confirmed and 3 unconfirmed. CR, complete response; DCR, disease control rate; G12Ci, G12C inhibitor; PD, progressive disease; PR, partial response; PRu, unconfirmed partial response; SD, stable disease; SOD, sum of diameters; ORR objective response rate; DCR, disease control rate; RECIST, response evaluation criteria in solid tumors. Data Extracted 05 October 2023. Best % Change in SOD from Baseline in Target Tumor Burden

30

KRAS^{G12C} CRC Naïve to KRAS^{G12C}(OFF) Inhibitor: Best Overall Response to RMC-6291

Evaluable for Efficacy* (n=19)


50 mg QD
100 mg QD
200 mg QD
100 mg BID
200 mg BID
300 mg BID
400 mg BID
= on treatment
Best % Change in SOD from Baseline in Target Tumor Burden
100
50
0
-50
-100
PD
PD
PD
SD
SD
SD
SD
SD
SD
SD
SD
PRu
PRu
PRu
PR
PR
PR
PR
PR
Week of Most Recent Scan
6 1 6 6 6 5 5 6 12 6 10 18 6 5 17 12 12 12 17

Tumor Response (per RECIST 1.1)	
Best overall response, n (%)	**n=20†**
Partial response‡	8 (40)
Stable disease	8 (40)
Progressive disease†	4 (20)
ORR, n (%)	8 (40)
DCR (CR+PR+SD), n (%)	16 (80)

*All treated patients who received first dose of RMC-6291 at least 8 weeks prior to data extract date
†One patient had PD due to a new lesion and target lesion measurements were not available; ‡PR includes 5 confirmed and 3 unconfirmed.

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Data Extracted 05 October 2023.

31 G12C Duration of Treatment and Responses to RMC-6291 for KRAS Inhibitor-Treated or Naïve NSCLC and Naïve CRC NSCLC Median time to response: 1.3 months (range: 1.1–4.1 months) Median time on treatment: 3.5 months (range: 0.3–9.8 months) CRC Median time to response: 1.4 months (range: 1.2–4.1 months) Median time on treatment: 2.4 months (range: 0.3–7.9 months) Duration of Treatment (Weeks) 50 mg QD 100 mg QD 200 mg QD 200 mg BID 100 mg BID 300 mg BID 400 mg BID G12C # = KRAS inhibitor-treated; *The date of treatment discontinuation due to PD was missing as of data extract date. Data Extracted 05 October 2023.

32 G12C Reduction in ctDNA of the KRAS Allele Across Doses Correlates with Clinical Response Visit G12C KRAS VAF at Cycle 1 Day 1 (pre-treatment) to Cycle 2 Day 1 or Cycle 3 Day 1 (on-treatment) determined by Guardant Health ctDNA (circulating tumor DNA) test. ctDNA, circulating tumor DNA; VAF, variant allele frequency. Data Extracted 05 October 2023. G12C KRAS VAF (%)

33

RMC-9805: Clinical Stage, Mutant-Selective, Covalent RAS(ON) Inhibitor for $KRAS^{G12D}$ Cancers


NSCLC
14%
Other
11%
CRC
38%
PDAC
37%
61,000
New KRASG12D patients per year (U.S.)(1)

Selective Covalent Binding to $KRAS^{G12D}$(ON)


KRAS:
WT
G12D
G13D
G12C
G13C
X-linked KRAS
KRAS
H/NRAS

***In Vivo* Anti-Tumor Activity across $KRAS^{G12D}$ Cancer Models**


Mean Tumor Volume
% Change From Baseline
200
150
100
50
0
-50
-100
CRC
NSCLC
PDAC
mPD
mSD
mPR
mCR
KP-4
CRC1018
CTG-2393
CRC043
LUN232
CRC054
PAN026
CRC044
CRC047
CRC012
CTG-1932
PAN038
LXFL625
PAN010
GP2d
AsPC-1
PAN031
PAN009
LXFA2889
HPAC
LXFA2204
CTG-2803
LUN137
LUN020
PAN001

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(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); RVMD preclinical research as of 11/02/22; NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer
RMC-9805 dosed at 100 mg/kg po qd; n=3-8/group; Responses assigned according to mRECIST: mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response

34

RMC-5127: First-in-Class Mutant-Selective RAS(ON) Inhibitor for KRAS^{G12V} Cancers



NSCLC
23%
CRC
33%
48,000
New KRAS^{G12V} patients per year (U.S.)(1)
Other
10%
PDAC
34%

***In Vivo* Anti-Tumor Activity across KRAS^{G12V} Cancer Models**



CRC
NSCLC
PDAC
Mean Tumor Volume % Change From Baseline
50
0
-50
-100
mSD
mPR
mCR
CRC058
CRC060
LUN352
Capan-1
SW620
NCI-H441
Capan-2

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(1) Estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); RVMD preclinical research as of 09/27/23; NSCLC = non-small cell lung cancer; PDAC = pancreatic ductal adenocarcinoma; CRC = colorectal cancer
RMC-5127 dosed at 100 mg/kg po qd; n=3-8/group; Responses assigned according to mRECIST: mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response

35 Q61H First-in-Class Mutant-Selective RAS(ON) Inhibitors Targeting KRAS G13C and KRAS Cancers RMC-0708 RMC-8839 (2) (1) G13C Q61H KRAS NSCLC KRAS NSCLC 3000 Control Control RMC-0708 1500 RMC-8839 2000 1000 Dosing 1000 Start 500 0 0 0 10 20 30 0 10 20 30 40 Days on Study Days on Study RVMD preclinical research NSCLC = non-small cell lung cancer Q61H/Q61H (1) HCC2108 CDX (NSCLC, KRAS ) RMC-0708 dosed at 30 mg/kg po qd G13C/WT (2) ST2822B CDX (NSCLC, KRAS ) RMC-8839 dosed at 100 mg/kg po qd 3 Mean Tumor Volume (mm ) 3 Mean Tumor Volume (mm )

36 Deep Pipeline of Targeted Therapies for Majority of RAS-Addicted Cancers PRECLINICAL IND-ENABLING PHASE 1 PHASE 2 PHASE 3 RAS(ON) INHIBITORS MULTI RMC-6236 G12C RMC-6291 RMC-9805 G12D G12V RMC-5127 Q61H RMC-0708 G13C RMC-8839 Pipeline G12R, G13D, other Expansion RAS COMPANION INHIBITORS (1) RMC-4630 SHP2 RMC-5552 mTORC1/4EBP1 (1) Development paused subject to potential future evaluation in combination with RAS(ON) Inhibitors

37 Clinical Development Vision for RMC-6236 Proven to be broadly active in patients in multiple common tumor types and RAS genotypes Parallel strategies to prioritize speed + breadth including both late-stage monotherapy trial(s) and combinations Pursuing multiple dimensions for efficient expansion: RAS genotypes, lines of therapy, tumor types Confidential © 2023 Revolution Medicines

38 RMC-6236 Clinical Development Plan Designed to Benefit the Greatest Number of Patients RAS Mutations KRAS G12-mutant (K/N/H) RAS-mutant Randomized trials with nested design and hierarchical testing G13 Q61 G12 G12 Lines of Therapy Focused exploration of RAS(ON) 1L / Adjuvant Patients Inhibitor doublets, combinations with 2L+ Patients with Monotherapy or SOC, including checkpoint inhibitors with Monotherapy Combinations and other agents Tumor Types Potential conversion of RMC-6236- Tumor specific Tissue Agnostic 001 study to single-arm Phase 2 NSCLC NSCLC, PDAC, CRC PDAC Tissue Agnostic Registration Trial Other Solid Tumors CRC Expand in three dimensions:

39 Efficacy Benchmarks from Standard of Care for Patients with MUT Previously-Treated RAS NSCLC (1) Efficacy 2L+ Therapy Docetaxel Sotorasib (2) Benchmarks All patients N 174 171 Docetaxel ORR (%) 13.2 28.1 Docetaxel + ramucirumab mDOR (m) 6.8 8.6 G12C KRAS only mPFS (m) 4.5 5.6 Sotorasib (accelerated approval) mOS (m) 11.3 10.6 Adagrasib (accelerated approval) (1) Sotorasib PDUFA date: 24 December 2023. Target assumptions to be discussed with regulatory authorities. (2) Efficacy benchmarks for docetaxel and sotorasib taken from CodeBreaK 200, Lancet (2023) 401: 733-746.

40

Proposed Global Randomized Phase 3 Trial in Patients with Previously-Treated RAS^{MUT} NSCLC

Trial Design[1]

R (Randomized):
- **RMC-6236**
- **Docetaxel**

Endpoints
PFS
OS
Patient Reported Outcomes

- **N** > 400 patients
- **Prior therapies**: Anti-PD-(L)1 and platinum-containing regimen in metastatic setting; RAS inhibitor naïve (including G12C inhibitor)
- **Biomarker**: RAS G12X, G13X, or Q61X mutation
- **Study Initiation**: Aiming for 2024

Potential Patient Populations[1,2]


G12X - 25%
G12X-C
13%
G12C
12%
G13X - 2%
Q61X - 3%
Core Population:
G12X Patients
Expanded Population:
G12X + G13X + Q61X
Patients

- Potential for nested trial design to enable evaluation of core and expanded patient populations[1]

R = Randomized
(1) Study design subject to change based on regulatory authority feedback
(2) Percentages of all NSCLC patients with tumors bearing RAS G12X, G13X, or Q61X genotypes; estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail);

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41 Efficacy Benchmarks from Standard of Care in Patients with Previously-Treated PDAC (1) Efficacy lipo-irino + 2L+ Therapy GnP (2) Benchmarks 5-FU FOLFIRINOX ORR (%) 7.7 11 mFOLFIRINOX Gemcitabine+nab-Paclitaxel (GnP) mPFS (m) 3.1 3.5 FOLFOX mOS (m) 6.1 7.1 FOLFIRI post-GnP only liposomal irinotecan + 5-FU (1) No clearly established standard of care. (2) Efficacy benchmarks for lipo-irino+5-FU taken from Lancet (2016) 387: 545-557; GnP taken from Br J Cancer (2022) 126:1394-1400.

42

Potential Global Randomized Phase 3 Trial of RMC-6236 in Patients with Previously-Treated PDAC

Trial Design[1]

R

RMC-6236

Physician's choice: e.g., GnP or mFOLFIRINOX

Endpoints
PFS OS Patient Reported Outcomes

- **N** > 500 patients
- **Prior therapies**: fluoropyrimidine or gemcitabine-based regimen; RAS inhibitor naïve (including G12C inhibitor)
- **Biomarker**: All comers, RAS mutation testing (G12X, G13X, or Q61X) to allow stratification
- **Study Initiation**: Potentially in 2024

Potential Patient Populations[1,2]


G12X - 85%
G13X/Q61X - 7%
WT - 8%
Core Population:
G12X Patients
Expanded Populations:
• G12X + G13X + Q61X patients
• All PDAC patients

- Potential for nested trial design to enable evaluation of core and expanded patient populations[1]

R = Randomized; WT=wild-type
(1) Study design subject to change based on regulatory authority feedback
(2) Percentages of all PDAC patients with tumors bearing RAS G12X, G13X, Q61X or WT genotypes; estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail);

Revolution Medicines

43 Parallel Execution of Multiple Approaches to Expand from Monotherapy to Combinations Chemo-free Combination with RAS(ON) Inhibitor Doublet Checkpoint Inhibitor RMC-6236 + RMC-6291 RMC-6236/RMC-6291 + Anti-PD1 Recruiting Pending RMC-6236 Monotherapy Combination with Other Combination with SOC Targeted Therapy RMC-6236 + Chemo RMC-6236 + Anti-EGFR RMC-6236 + Chemo + Anti-VEGF Pending Pending

44

First Two RAS(ON) Inhibitors Clinically Validated Against RAS^{G12X} Cancer Drivers and Major Tumor Types



new RAS^{MUT} patients per year (U.S.)[1]
80,000
60,000
40,000
20,000
0
Q61X
G12X
*
Q61X
G13X
G12X
Q61X
G13X
G12X
PDAC
NSCLC
CRC

Validated - RAS^{G12X}

- 150,000 new patients per year among PDAC, NSCLC and CRC[1,2]

Expansion – additional tumor types and RAS^{G13X} + RAS^{Q61X}

- > 200,000 new patients combined across RAS genotypes and tumor types broadly[1]

Revolution Medicines

(1) New RAS^{MUT} patients per year (U.S.) estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023 (see appendix for additional detail); *G13X < 1000 new PDAC patients per year (U.S.)
(2) G12X genotypes validated based on clinical data from RMC-6236-001 (data extracted 12 Oct 2023) and RMC-6291-001 (data extracted 05 October 2023)

45 Financial Information Financial Position Cash, cash equivalents and (1) $909.5 million marketable securities as of June 30, 2023 2023 Financial Guidance (2) 2023 GAAP net loss of $360 million to $400 million (1) With current cash, cash equivalents and marketable securities, the company projects it can fund planned operations into 2025 (2) Includes non-cash stock-based compensation expense of approximately $40 million to $50 million Financial guidance does not include impact of proposed EQRx acquisition

46 Summary of Pending EQRx Transaction • RVMD to acquire EQRx in an all-stock transaction to gain more than $1B in additional capital • Strengthened balance sheet intended to support RVMD’s parallel, late-stage development for RAS(ON) Inhibitor pipeline • Shareholder meeting to vote on the transaction scheduled for November 8, 2023 at 11:00am Eastern time • Deal expected to close shortly following shareholder vote, subject to satisfaction of customary closing conditions • Stock exchange ratio to be determined using a blended average share price to account for developments in our business and potential movement in RVMD share price • ~20% based on a determined RVMD share price at signing • ~80% based on RVMD share price as determined in close proximity to shareholder vote (subject to 6% discount) • RVMD to continue focus on mission to revolutionize treatment for patients with RAS-addicted cancers through the discovery, development and delivery of innovative, targeted medicines

47 On Target to TM Outsmart Cancer

48 Appendix • All RAS cancer epidemiology statistics are estimated using tumor mutation frequencies from Foundation Medicine Insights March 2022 and scaled to estimated patient numbers using cancer incidence from ACS Cancer Facts and Figures 2023: • RAS mutations include: KRAS G12(A,C,D,F,L,R,S,V), KRAS G13(C,D,R,V), KRAS Q61(E,H,K,L,P,R) NRAS G12(A,C,D,R,S,V), NRAS G13(C,D,R,V), NRAS Q61(H,K,L,R), HRASG12(C,D,S,V), HRASG13(C,D,N,R,S,V), HRASQ61(K,L,R). • Includes 13 major solid cancer types: non-small cell lung cancer, colorectal, pancreatic ductal adenocarcinoma, renal, esophageal, head and neck squamous cell, ovarian, stomach, biliary, and carcinomas of unknown primary (CUP), and advanced melanoma, bladder and endometrial cancers causing mortality. • KRASQ61H epidemiology statistics include multiple myeloma in addition to 13 major solid cancer types named above • RAS mutations drive 30% of human cancers per Prior et al., Cancer Research 2020 • Mouse tumor responses assigned according to mRECIST (modified from Gao et al. Nat Med. 2015): • mPD = progressive disease; mSD = stable disease; mPR = partial response; mCR = complete response